SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549



                                FORM 8-K



                             CURRENT REPORT



                   PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of Earliest Event Reported):  June 8, 1995



                     Commission file number  1-7244



                     BALLY ENTERTAINMENT CORPORATION
         (Exact name of registrant as specified in its charter)



                Delaware                     36-2512405
     (State or other jurisdiction of      (I.R.S. Employer
     incorporation or organization)      Identification No.)



 8700 West Bryn Mawr Avenue, Chicago, Illinois  60631
 (Address of principal executive offices)    (Zip Code)



 Registrant's telephone number, including area code:  (312) 399-1300

                     BALLY ENTERTAINMENT CORPORATION
                                FORM 8-K
                             Current Report



   Item 5.     Other Events

          On June 8, 1995, the Registrant issued the press release attached hereto as Exhibit 99, which press release is incorporated herein by reference.


   Item 7.     Financial Statements and Exhibits

          c.   Exhibits

                    99   News Release of Registrant dated June 8, 1995.



                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              BALLY ENTERTAINMENT CORPORATION
                              -------------------------------
                                        Registrant


                                    /s/ Lee S. Hillman
 Date: June 12, 1995      ---------------------------------------
                                      Lee S. Hillman
                              Executive Vice President, Chief
                                     Financial Officer and Treasurer































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